FIRST AMENDMENT

                                       to

                                CREDIT AGREEMENT


                  FIRST AMENDMENT dated as of December 16, 1998 (the "Amendment") between CARYLE INDUSTRIES, INC., a Delaware corporation (the "Borrower"), and FLEET BANK, N.A., a national banking association (the "Bank") to the Credit Agreement (as hereinafter defined). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

                  WHEREAS, the Bank and the Borrower are parties to a Credit Agreement dated as of June 23, 1998, pursuant to which the Bank made loans to, and established credit facilities for, the Borrower (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement");

                  WHEREAS, the Borrower wishes to amend the Credit Agreement to permit the Borrower to use loan proceeds to fund the acquisition of certain of the assets of Streamline Industries, Inc., a ____________ corporation ("Streamline") by Blumenthal, in the manner and on the terms and conditions set forth below.

                  WHEREAS, the Borrower has requested that the Bank consent to the amendments as herein provided and, subject to the terms and conditions provided herein, the Bank is willing to agree to such amendments;

                  NOW, THEREFORE, the Bank and the Borrower agree as follows:

                  1.       AMENDMENTS TO CREDIT AGREEMENT.

                           (a) On and after  the  Amendment  Effective  Date (as
                  hereinafter defined), the Preliminary Statement in the Credit Agreement is hereby amended by replacing it in its entirety with the following:

                           "The Borrower has requested  that the Lender  Parties
                  lend to the Borrower up to $14,000,000 in order to finance the acquisition of substantially all of the assets of Westwater Enterprises, L.P., to finance the acquisition by Blumenthal of certain of the assets of Streamline Industries, Inc. (the ("Streamline Acquisition"), to use up to $10,000,000 toward the redemption of $12,500,000 of Preferred Stock of the Borrower, to pay transaction fees and expenses in connection with the transactions contemplated hereby and to provide for the short term working capital requirements of the Borrower. The Lender Parties have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement."

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                           (b) On and after the Amendment  Effective  Date,  the
                  definition of Acquisition Documents in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition inserted in lieu thereof:

                  "ACQUISITION  DOCUMENTS"  means  all  documents  executed  and delivered in connection with the Acquisition, including without limitation the Asset Purchase Agreement, to be executed on a date not later than July 31, 1998 between the Borrower or Westwater Inc. and Westwater and all documents executed and delivered in connection with the Streamline Acquisition, including, without limitation the Purchase and Sale Agreement dated as of December __,1998 (the "Streamline Acquisition Documents") each in form and substance satisfactory to the Agent."

                           (c)  On  and  after  the  Amendment  Effective  Date,
                  Section 2.15 of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                  "SECTION 2.15. USE OF PROCEEDS. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely (i) an amount not to exceed $3,000,000, to partially fund the Acquisition, including the satisfaction of certain Debt of Westwater; (ii) to use up to $10,000,000 toward the redemption of $12,500,000 of Preferred Stock of the Borrower, it being understood that as of the Closing Date Borrower will redeem shares of Preferred Stock of the Borrower having an aggregate value of $12,500,000; (iii) to pay transaction fees and expenses in connection with the transactions contemplated hereby; (iv) an amount not to exceed $2,500,000, to partially fund the Streamline Acquisition; and
                  (v) to provide for the short term working capital requirements of the Borrower, Westwater, Inc. (after the occurrence of the Acquisition) and Blumenthal. Issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such Letters of Credit) solely for the benefit of foreign suppliers of Inventory to the Borrower, Westwater Inc. (after the occurrence of the Acquisition) and Blumenthal ."

                           (d) Section  8.02 of the Credit  Agreement  is hereby
                  amended to provide that notices to the Bank shall be delivered to Beth Goodman.

                  2. CONDITIONS PRECEDENT TO EXECUTION OF AMENDMENT. The obligation of the Bank to execute and deliver this Amendment and to make any Loan after the Amendment Effective Date under the Credit Agreement as amended hereby is subject to the condition that on or before the Amendment Effective Date the Bank shall have received each of the following documents and instruments in form and substance satisfactory to the Bank and dated as of the

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Amendment  Effective  Date or other  evidence of  compliance  with the following conditions satisfactory to the Bank:

                  (a) The Amendment executed and delivered by an authorized officer of the Borrower.

                  (b) the representations and warranties contained in each Loan Document are correct on and as of the Amendment Effective Date, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case as of such specific date;

                  (c) no event shall have occurred and be continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default;

                  (d) The Lenders shall be satisfied that the assets and earnings of the Borrower immediately following the Streamline Acquisition contemplated hereby will be sufficient to support the Obligations of the Borrower under this Agreement and the Notes, the Loan Documents and the Acquisition Documents and the timely amortization of all Indebtedness and other Obligations of the Borrower.

                  (e) The Streamline Acquisition shall have been consummated strictly in accordance with the terms of the Acquisition Documents, without any waiver or amendment of any term, provision or condition set forth therein not consented to by the Lenders and in compliance with all applicable laws.

                  (f) The Agent shall have received on or before the date of the Borrowing, each of even date therewith (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and in sufficient copies for each Lender and Agent and Lender's counsel and in the case of (i) through (vi) below to the extent reasonably necessary to evidence the Borrowing to fund the Streamline Acquisition, the addition of any Guarantor and to perfect the first priority security interest of the Lender Parties and Agent in the assets of the Borrower and its Subsidiaries:

                       i. any Collateral Documents (including without limitation any additional UCC-1 financing statements and amendments to existing UCC-1 financing statements and assignments and grants of security interests in patents, trademarks and copyrights);

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

                       ii. Amended schedules to the Credit Agreement and Collateral Documents;

                       iii.         the  Blocked  Account  Letters  and  Lockbox
                                    Agreements;

                       iv. Certified copies of the resolutions of the Board of Directors of the Borrower approving the Streamline Acquisition, all other transactions contemplated thereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Streamline Acquisition and the Acquisition Documents related thereto.

                       v.           Original   counterparts  of  the  Streamline
                                    Acquisition Documents, each duly and validly executed by each party thereto.

                       vi. Such financial, business and other information regarding the Streamline Acquisition as the Lenders shall have reasonably requested.

                       vii.         A certificate,  in substantially the form of
                                    Exhibit I to the Credit Agreement, attesting
                                    to the  Solvency  of the  Borrower  and  its
                                    Subsidiaries,  taken as a whole, immediately
                                    after  giving   effect  to  the   Streamline
                                    Acquisition   from  its  president  or  vice
                                    president and chief financial officer.

                  (g) The  Streamline  Acquisition  shall occur by no later than
                  ______________.

                  (h) An opinion of counsel to the Borrower in form and substance satisfactory to the Agent as to such matters as the Agent or its counsel may reasonably request, including without limitation the due authorization, execution and delivery of the Streamline Acquisition Documents and the Amendment and the enforceability thereof.

                  3. FEES. The Borrower agrees to pay on or before the date hereof, a fee in the amount of $5,000 to the Bank and all costs and expenses incurred by the Bank (including, without limitation, the fees and disbursements of counsel for the Bank) in connection with the preparation and execution of this Amendment.

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                  4.       REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Bank to enter into this Amendment, the Borrower represents and warrants to the Bank as follows:

                       viii. that no Default exists under the Credit Agreement on the date hereof, both before and after giving effect to this Amendment;

                       ix. repeats and reaffirms, on and as of the Amendment Effective Date, each of the representations, warranties and agreements contained in Article IV of the Credit Agreement after giving effect to this Amendment;

                       x. the execution, delivery and performance by the Borrower of the Amendment and the taking by it of all actions contemplated thereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (x) the Borrower's charter or by-laws, or (y) any law or any contractual restriction binding on or affecting the Borrower;

                       xi. no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Amendment or for the taking by it of any action contemplated hereby or thereby to be taken by it; and

                       xii. the Amendment constitutes the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                  5.       MISCELLANEOUS.

                           (a)      This Amendment shall become effective on the
date (the "Amendment Effective Date") when the Borrower and the Bank shall have signed a copy of this Amendment (whether the same or different counterpart) and the Borrower shall have delivered the same to the Bank (including by way of facsimile device).

                           (b)      THIS    AMENDMENT   AND   THE   RIGHTS   AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           (c)      The   Borrower   hereby    irrevocably   and
unconditionally:

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                                    (i)     submits for itself and its  property
                                            in any legal  action  or  proceeding
                                            relating to this  Amendment,  or for
                                            recognition  and  enforcement of any
                                            judgment in respect thereof,  to the
                                            nonexclusive general jurisdiction of
                                            the State of New York, the courts of
                                            the United States of America for the
                                            Southern  District of New York,  and
                                            appellate courts from any thereof;

                                    (ii)    consents  that  any such  action  or
                                            proceeding  may be  brought  in such
                                            courts,  and  waives  any  objection
                                            that it may now or hereafter have to
                                            the  venue  of any  such  action  or
                                            proceeding in any such court or that
                                            such   action  or   proceeding   was
                                            brought in an inconvenient court and
                                            agrees  not to plead  or  claim  the
                                            same;

                                    (iii)   agrees  that  service  of process in
                                            any such action or proceeding may be
                                            effected  by mailing a copy  thereof
                                            by registered or certified  mail (or
                                            any  substantially  similar  form of
                                            mail),   postage  prepaid,   to  the
                                            Borrower at its address set forth in
                                            Section 8.02 of the Credit Agreement
                                            or at such  other  address  of which
                                            the Bank has been notified  pursuant
                                            thereto;

                                    (iv)    agrees  that  nothing  herein  shall
                                            affect  the right to effect  service
                                            of  process  in  any  other   manner
                                            permitted  by law or shall limit the
                                            right   to   sue   in   any    other
                                            jurisdiction; and

                                    (v)     waives  trial  by jury in any  legal
                                            action or proceeding  referred to in
                                            paragraphs  (i) through (iv) of this
                                            Section 5(c).

                           (e)      This  Amendment  may be  executed in several
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                           (f)      This  Amendment is limited as specified  and
shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Except as otherwise provided herein, all terms and conditions of the Credit Agreement and every other Loan Document, respectively, and all obligations of the Borrower and rights of the Bank thereunder shall remain in full force and effect.

                           (g)      This  Amendment  amends  the  terms  of  the
Credit Agreement and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Credit Agreement for any and all purposes. Any reference to the Credit Agreement, following the execution and delivery of this Amendment, shall be deemed a reference to such Credit Agreement as hereby amended.

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


                  IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.


                                       CARYLE INDUSTRIES, INC.



                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



                                       FLEET BANK, N.A., as Agent, Issuing Bank
                                          and Lender



                                       By: /s/ BETH GOODMAN
                                          -------------------------------------
                                          Name:   Beth Goodman
                                          Title:  Vice President

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